UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2020

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

EXTENSION OF TIME TO FILE AN AMENDMENT TO THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019 PURSUANT TO SECURITIES AND EXCHANGE COMMISSION ORDER RELEASE NO. 34-88465 / MARCH 25, 2020 UNDER SECTION 36 OF THE SECURITIES EXCHANGE ACT OF 1934 MODIFYING EXEMPTIONS FROM THE REPORTING AND PROXY DELIVERY REQUIREMENTS FOR PUBLIC COMPANIES AS RELIEF PROVIDED TO REGISTRANTS OR OTHER PERSONS IMPACTED BY COVID-19 FROM MARCH 1, 2020 TO JULY 1, 2020.

1. Medicine Man Technologies, Inc. (the “Company” and currently doing business as Schwazze) is relying on the Order (Release No. 34-88465) for the extension of up to 45 days after the normal filing deadline of April 29, 2020 for an amendment (the “Amendment”) to its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”).

2. The Company is not in a position to file the Amendment to the Annual Report providing the information required by Part III of the Form 10-K in a timely manner (by the April 29, 2020 due date) as a result of shelter-in-place measures and other travel restrictions imposed by state and municipalities due to the ongoing Coronavirus (COVID-19) pandemic.

3. Although the Company is relying on, and may ultimately require the full 45 days of relief, which may be necessary if the COVID-19 pandemic continues to impose additional burdens and delays on key personnel, it is anticipated that the Amendment will be filed on or before June 14, 2020

4. We encourage shareholders to read the Risk Factors disclosed in our Annual Report on Form 10-K for the period ended December 31, 2019 filed with the Securities and Exchange Commission on March 30, 2020, including the risk factor describing the risk that the Company is susceptible to catastrophic events such as the COVID-19 pandemic.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Such risks and uncertainties include, without limitation, risks, and uncertainties associated with (i) regulatory limitations on our products and services; (ii) our ability to complete and integrate acquisitions; (iii) general industry and economic conditions; and (iv) our ability to access adequate financing on terms and conditions that are acceptable to us, as well as other risks identified in our filings with the SEC. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events, or otherwise.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Nancy Huber
Date: April 29, 2020		Nancy Huber Chief Financial Officer

3